UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2007

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8915 George Williams Road
Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 690-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 3.02.	Unregistered Sales of Equity Securities

On October 16, 2007, a holder of 223.11 shares of National Coal Corp.’s Series A convertible preferred stock was provided with an inducement to convert its shares of Series A convertible preferred stock in the form of $1,648,168 in cash. The holder immediately purchased 558,701 shares of common stock for an aggregate purchase price of approximately $1,648,168. The issuance of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: October 22, 2007	By:	/s/ T. Michael Love
T. Michael Love
Chief Financial Officer